Exhibit 10.37
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                              CONSULTING AGREEMENT

         THIS CONSULTING AGREEMENT (the "Agreement") is entered into as of the 1st day of July, 2002, by and between Category 5 Technologies, Inc., a Nevada corporation ("Category"); J. Pollack & Co., a Florida corporation ("Pollack"), and Jason Pollack, Pollack's principals and/or employees and/or independent contractors who have and will be rendering the services covered by this Agreement (the "Consultants").

         WHEREAS, Pollack, by and through its Consultants, have been engaged by Category to render services described in paragraph 1, under the direction of Pollack; and

         WHEREAS, Category has provided Pollack and the Consultants with access to all material information concerning its organization, financial condition, management, present and intended business operations or other available information and has made its directors and executive officers available to answer questions posed by Pollack and the Consultants regarding such information; and

         WHEREAS, Pollack and the Consultants are "accredited investors" as that term is defined under Regulation D of the Securities and Exchange Commission and have had access to all material information concerning Category, its organization, financial condition, management, present and intended business operations and other available information, and have had the opportunity to ask questions of Category directors and executive officers with respect to such information and that all questions posed have been answered to their complete satisfaction;

         WHEREAS, Pollack and the Consultants have rendered and will continue to render the services covered hereby to Category in anticipation of and in reliance upon these discussions and with the expectation of receiving securities of Category under the Plan as full consideration for these services; and

         WHEREAS, the parties desire to execute this Agreement to cover compensation for these services;

         NOW, THEREFORE, for and in consideration of the mutual promises and covenants hereinafter set forth and the benefits to the parties to be derived therefrom, it is hereby agreed as follows:

         1. Services. The Consultants are hereby retained by Category to serve as independent Consultants to provide advice and services to Category in connection with the foregoing recitation of services and related non-capital raising services. The Consultants agree to provide such services to Category as Category may from time to time reasonably request, including, without limitation, advice and services with respect to those matters as to which they have special competence by reason of their business experience, knowledge, and abilities. Pollack shall make the Consultants available during reasonable business hours to perform all services reasonably requested by Category under this Agreement.

         2. Term. This Agreement shall remain in full force and effect for the earlier of 180 days from the date hereof.

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         3.   Compensation.  Category shall pay, and Consultants shall accept, a fee of 45,000 shares of Category common stock, 15,000 of which shall be payable immediately upon execution of this Agreement, all to be issued pursuant to and in accordance with resolutions of the Board of Directors of Category, and all to be fully paid and non-assessable. This first stock issuance of 15,000 shares shall also have Piggyback registration rights. After the first 60 days of this agreement, shares shall be issued on a monthly basis with payment of 7,500 shares of Category common stock being paid at the beginning of each subsequent month for the four remaining months.

         4. Costs. Pollack and the Consultants shall pay all reasonable and necessary business expenses incurred by Pollack or the Consultants in the course of providing advice and services to Category under the terms of this Agreement.

         5. Independent Contractors. Pollack and the Consultants are retained under the terms of this Agreement as independent contractors and nothing herein shall be construed as creating an employer/employee relationship between the parties or their principals or employees. Pollack and the Consultants shall be solely liable for the payment of any taxes imposed or arising out of the payment of the compensation to it by Category as set forth in this Agreement.

         6.   Termination for Cause.

              A. Category may terminate this Agreement during its term with cause which shall be established by showing one or more of the following, provided that Category has given Pollack written notice of the services it claims are not being provided, and affords Pollack a period of thirty (30) days in which to cure any alleged failure:

                     i.       Pollack  or  the   Consultants   have   materially
                              breached the terms of this Agreement and, as a result, Category has suffered damages;

                     ii. Pollack or the Consultants, at the sole determination of the Board of Directors of Category, have not performed their duties to the satisfaction of Category;

                     iii. Pollack or the Consultants have substantially failed to perform the duties requested in writing by Category, on action by the Board of Directors, under the terms of this Agreement after 10 days written notice setting forth the details of such alleged substantial failure, or

                     iv.      Pollack  or  the   Consultants   have  engaged  in
                              material, willful, or gross misconduct in the performance of its duties hereunder.

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              B.     Pollack may terminate this  Agreement  during its term with cause which shall be established by showing one or more of the following:

                     i. Category has failed to make its regular monthly payments, as required by this Agreement, and said payment remains due for a period of more than thirty (30) days; or

                     ii.      Category   fails  to  provide  true  and  accurate
                              information to Pollack; or

                     iii. A breach by Category of any of the terms and conditions herein.

         No termination under this Section shall have any affect on the fees paid to the Consultants to the date of any such termination.

         7. Nondisclosure of Information. Pollack and the Consultants agrees that during the term of this of this Agreement, none will, directly or indirectly, disclose to any person not authorized by Category to receive or use such information, any of Category's confidential or proprietary data, information, or techniques, or give to any person not authorized by Category to receive it any information that is not generally known to anyone other than Category.

         8. Assignment. This Agreement may not be assigned by either party without the prior written consent of the other party.

         9. Entire Agreement. Except as indicated in the recitation at the forefront of this Agreement, this Agreement supersedes any and all other agreements, oral or written, between the parties with respect to the subject matter hereof, and no other agreement, statement or promise relating to the subject matter of this Agreement which is not contained or referred to herein shall be valid or binding.

         10. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Nevada.

         11. Severability. If, and to the extent that, any court of competent jurisdiction holds any provision of this Agreement to be invalid or unenforceable, such holding shall in no way affect the validity of the remainder of this Agreement.

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         12.  Waiver.   No  failure  by  any  party  to  insist  on  the  strict
              performance of any covenant, duty, agreement, or condition of this Agreement, or to exercise any right or remedy consequent on a breach thereof, shall constitute a waiver of any such breach or any other covenant, agreement, term, or condition.


                                         CATEGORY 5 TECHNOLOGIES, INC.




Dated: __________________________        By: ________________________________




                                         J. POLLACK & CO.




Dated: ______________________________    By: ________________________________






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